                                                                    EXHIBIT 24.3

                                POWER OF ATTORNEY

Know  all by  these  presents,  I  hereby  appoint  Rick S.  Greene  and Jean W.
Marstiller,  or any one of them, to act as my agent and attorney-in-fact for the purpose of completing, executing and filing on my behalf with the Securities and
Exchange  Commission,  the  NASDAQ  Stock  Market LLC or any other  exchange  or self-regulatory  body, any Form 3 "Initial Statement of Beneficial  Ownership of
Securities",   Form  4  "Statement  of  Changes  in   Beneficial   Ownership  of
Securities",  Form 5 "Annual  Statement of Beneficial  Ownership of Securities",
Form 144 "Notice of Proposed Sale of Securities",  Schedule 13D pursuant to Rule
13d-101 of the  Securities  Exchange Act of 1934,  or any other  similar form to report  securities  ownership  that  may,  in the  opinion  of any  of  them  be
necessary,   with  respect  to  any  transaction  in  securities  of  Cumberland
Pharmaceuticals Inc.

Nothing  herein shall relieve me of the  responsibility  for the accuracy of the information  and  representations  contained in any Form 3, Form 4, Form 5, Form
144, Schedule 13D, or other similar form completed,  executed and filed pursuant to this power of attorney.

This power of attorney shall  supersede all similar prior powers of attorney and will remain effective as to the agents and  attorneys-in-fact  referred to above until I revoke  or amend it by  written  notice  to such  persons  or until  the undersigned  is no  longer  required  to file  Form 3, Form 4, Form 5, Form 144,
Schedule 13D or other  similar form  completed,  executed and filed  pursuant to this power of attorney.

IN WITNESS  WHEREOF,  the  undersigned  has caused  this Power of Attorney to be executed on this 19th day of March 2013.
                                        /s/ James L. Herman
                                        ---------------------------------------
                                        James L. Herman